Exhibit 99.1

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------


                       Structural and Collateral Termsheet
                             Computational Materials


                                  $825,000,000
                                  (Approximate)

                         IXIS Real Estate Capital Trust
                                    2005-HE4
                                     Issuer

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                         IXIS Real Estate Capital Inc. *
                                     Seller

                          Saxon Mortgage Services Inc.
                                    Servicer

               Mortgage Pass-Through Certificates, Series 2005-HE4


               *Formerly referred to as CDC Mortgage Capital Inc.


This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

                                  $825,000,000
                               (Approximate) (1)
                    IXIS Real Estate Capital Trust, 2005-HE4

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                          IXIS Real Estate Capital Inc.
                                     Seller

                          Saxon Mortgage Services, Inc.
                                    Servicer

                             Transaction Highlights

-------------------------------------------------------------------------------------------------------------------------------
                                    Original                                                Modified
                                  Certificate       Expected Ratings      Avg Life to       Duration
   Offered                         Principal         (S&P/Moody's/          Call /         To Call /         Payment Window
   Classes       Description    Balance $(1)(2)          Fitch)            Mty(3)(4)      Mty(3)(4)(5)     To Call / Mty(3)(4)
===============================================================================================================================
     A-1          FLT / SEQ       407,000,000         AAA/Aaa/AAA         1.00 / 1.00     0.97 / 0.97          1-26 / 1-26
-------------------------------------------------------------------------------------------------------------------------------
     A-2          FLT / SEQ       151,052,000         AAA/Aaa/AAA         3.00 / 3.00     2.79 / 2.79         26-57 / 26-57
-------------------------------------------------------------------------------------------------------------------------------
     A-3          FLT / SEQ       105,000,000         AAA/Aaa/AAA         6.45 / 7.74     5.57 / 6.41        57-86 / 57-193
-------------------------------------------------------------------------------------------------------------------------------
     M-1          FLT / MEZ        32,220,000         AA+/Aa1/AA+         5.01 / 5.55     4.42 / 4.77        43-86 / 43-165
-------------------------------------------------------------------------------------------------------------------------------
     M-2          FLT / MEZ        29,252,000          AA+/Aa2/AA         4.94 / 5.46     4.36 / 4.70        41-86 / 41-158
-------------------------------------------------------------------------------------------------------------------------------
     M-3          FLT / MEZ        19,078,000          AA/Aa3/AA          4.90 / 5.40     4.32 / 4.66        40-86 / 40-150
-------------------------------------------------------------------------------------------------------------------------------
     M-4          FLT / MEZ        14,414,000          AA-/A1/AA-         4.88 / 5.37     4.29 / 4.61        40-86 / 40-144
-------------------------------------------------------------------------------------------------------------------------------
     M-5          FLT / MEZ        13,990,000           A+/A2/A+          4.86 / 5.32     4.27 / 4.57        39-86 / 39-139
-------------------------------------------------------------------------------------------------------------------------------
     M-6          FLT / MEZ        13,143,000            A/A3/A           4.86 / 5.29     4.26 / 4.54        38-86 / 38-133
-------------------------------------------------------------------------------------------------------------------------------
     B-1          FLT / MEZ        12,718,000          A-/Baa1/A-         4.84 / 5.22     4.18 / 4.43        38-86 / 38-126
-------------------------------------------------------------------------------------------------------------------------------
     B-2          FLT / MEZ        11,023,000        BBB+/Baa2/BBB+       4.84 / 5.16     4.16 / 4.37        38-86 / 38-118
-------------------------------------------------------------------------------------------------------------------------------
     B-3          FLT / MEZ        7,631,000          BBB/Baa3/BBB        4.83 / 5.07     4.09 / 4.24        37-86 / 37-109
-------------------------------------------------------------------------------------------------------------------------------
     B-4          FLT / MEZ        8,479,000         BBB-/Ba1/BBB-        4.82 / 4.95     3.89 / 3.96        37-86 / 37-101
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------

                   Initial                          Final
   Offered      Subordination                       Legal
   Classes      Level (2)(6)       Benchmark      Maturity
=============================================================
     A-1           21.80%          1 M LIBOR       02/2036
-------------------------------------------------------------
     A-2           21.80%          1 M LIBOR       02/2036
-------------------------------------------------------------
     A-3           21.80%          1 M LIBOR       02/2036
-------------------------------------------------------------
     M-1           18.00%          1 M LIBOR       02/2036
-------------------------------------------------------------
     M-2           14.55%          1 M LIBOR       02/2036
-------------------------------------------------------------
     M-3           12.30%          1 M LIBOR       02/2036
-------------------------------------------------------------
     M-4           10.60%          1 M LIBOR       02/2036
-------------------------------------------------------------
     M-5            8.95%          1 M LIBOR       02/2036
-------------------------------------------------------------
     M-6            7.40%          1 M LIBOR       02/2036
-------------------------------------------------------------
     B-1            5.90%          1 M LIBOR       02/2036
-------------------------------------------------------------
     B-2            4.60%          1 M LIBOR       02/2036
-------------------------------------------------------------
     B-3            3.70%          1 M LIBOR       02/2036
-------------------------------------------------------------
     B-4            2.70%          1 M LIBOR       02/2036
-------------------------------------------------------------

Notes:(1)   Bond sizes subject to a variance of plus or minus 5%.

      (2) Calculated based on the schedule principal balance of the Mortgage Loans and any amounts deposited into the Prefunding Account as of the Closing Date.

      (3)   Certificates are priced to the 10% optional clean-up call.

      (4)   Based on the pricing prepayment speed. See details below.

      (5)   Assume pricing at par.

      (6)   Includes initial overcollateralization percentage.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

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MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Issuer:                       IXIS Real Estate Capital Trust 2005-HE4 (the
                              "Trust")

Depositor:                    Morgan Stanley ABS Capital I Inc.


                              to as CDC Mortgage Capital Inc.)

Servicer:
                              to as CDC Mortgage Capital Inc.)

Servicer:                     Saxon Mortgage Services, Inc.

Swap Counterparty:            TBD

Trustee and Swap              Deutsche Bank National Trust Company
Administrator:

Managers:                     Morgan Stanley (lead manager); Banc of America
                              Securities LLC, Countrywide Securities
                              Corporation, IXIS Securities (co-managers)

Rating Agencies:              Fitch, Inc., Moody's Investors Service, Inc. and
                              Standard & Poor's Ratings Services (a division of the McGraw Hill Companies, Inc.)

Class A Certificates:         Class A-1, A-2 and A-3 Certificates

Class M Certificates:         Class M-1, M-2, M-3, M-4, M-5 and M-6 Certificates

Class B Certificates:         Class B-1, B-2, B-3 and B-4 Certificates

Offered Certificates:         Class A, M and B Certificates

Expected Pricing Date:        On or about October 25, 2005

Expected Closing Date:        November 23, 2005 through DTC, Euroclear and
                              Clearstream, Luxembourg. The Offered Certificates will be settled without accrued interest.

Distribution Dates:           The 25th of each month, or if such day is not a
                              business day, on the next business day, beginning
                              December 26, 2005.

Cut-Off Date:                 November 1, 2005, for any mortgage loan in the
                              mortgage pool transferred to the Trust on the Closing Date. For any Mortgage Loan subsequently transferred to the Trust during the Pre-Funding
                              Period (as described below), the first day of the month in which such mortgage loan is transferred to the Trust.

Due Period for Mortgage       For any Distribution Date, the period commencing
Loans:                        on the second day of the calendar month preceding
                              the calendar month in which such Distribution Date occurs and ending on the first day of the calendar month in which such Distribution Date occurs.

Prepayment Period:            With respect to any Distribution Date, the period
                              commencing on the 16th day of the month prior to the month in which the related Distribution Date occurs (or, on the Cut-off Date, in connection with the first Prepayment Period) and ending on the 15th day of the month in which such Distribution Date occurs.

Interest Accrual Period       The interest accrual period for the Offered
for the Offered               Certificates with respect to any Distribution Date
Certificates:                 will be the period from and including the
                              immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on and including the day prior to the current Distribution Date (on an actual/360 day count basis).

Mortgage Loans:               The Trust will consist of approximately
                              $847,893,114 of fixed and adjustable rate, sub-prime, first-lien, and second-lien residential mortgage loans. The information on the Mortgage
                              Loans described herein is based on the Cut-Off
                              Date pool of approximately $700,120,396. On the Closing Date, it is expected that the trust will consist of approximately $700,120,396 of mortgage loans, and it is expected that up to approximately
                              $147,772,718 of Mortgage Loans may be purchased by the trust for a period of up to 3 months after the closing date (the "Pre-Funding Period").

Prefunding:                   On the Closing Date, approximately $147,772,718
                              from the sale of the Offered Certificates (the
                              "Pre-Funded Amount") will be deposited with the Trustee into an account (the "Pre-Funding
                              Account") to be used by the Trust to purchase additional Mortgage Loans during the Pre-Funding
                              Period for the related Mortgage Loan Pool.

Pricing Prepayment            o Fixed Rate Mortgage Loans: CPR starting at
Speed:                        approximately 4% CPR in month 1 and increasing to
                              23% CPR in month 16 (19%/15 CPR increase for each month), and remaining at 23% CPR thereafter.

                              o Adjustable Rate Mortgage Loans: CPR of 28%.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Credit Enhancement:           The Offered Certificates are credit enhanced by:

                              1) Net Swap Payments received from the Swap
                              Provider (if any);

                              2) Net monthly excess cashflow from the Mortgage Loans;

                              3) 2.70% overcollateralization (funded upfront) based on the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount. After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 5.40% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount; and

                              4) Subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates (if applicable).

Senior Enhancement            For any Distribution Date, the percentage obtained
Percentage:                   by dividing (x) the aggregate Certificate
                              Principal Balance of the subordinate certificates
                              (including any overcollateralization and taking into account the distributions of the Principal
                              Distribution Amount for such Distribution Date) by
                              (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                              Due Period.

Step-down Date:               The later to occur of:

                              (x) The earlier of:
                                        (a) The Distribution Date occurring in
                                        December 2008; and
                                        (b) The Distribution Date on which the
                                        aggregate balance of the Class A
                                        Certificates is reduced to zero; and

                              (y) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account scheduled and unscheduled payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to any applications of Principal Distribution to the Offered Certificates on the applicable Distribution Date) is greater than or equal to approximately 43.60%.

Trigger Event:                A Trigger Event exists if either a Delinquency
                              Trigger Event or a Loss Trigger Event is in effect.

                              A Delinquency Trigger Event is in effect on any Distribution Date if on that Distribution Date the 60 Day+ Rolling Average (the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) equals or exceeds a given percentage of the prior period's Enhancement Percentage to the certificate specified below:

                              Class A Certificates remain outstanding        [36.70%] of the Senior Enhancement Percentage

                              On and after Class A Certificates pay off      [44.40%] of the Class M-1 Enhancement Percentage

                              A Loss Trigger Event is in effect if the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount exceeds the applicable percentages described below with respect to such Distribution Date:

                              Months 25 - 36          [1.50]% for the first month, plus an additional 1/12th of [1.75]% for each month thereafter (e.g., [2.375]% in Month 31)
                              Months 37 - 48          [3.25]% for the first month, plus an additional 1/12th of [1.75]% for each month thereafter (e.g., [4.125]% in Month 43)
                              Months 49 - 60          [5.00]% for the first month, plus an additional 1/12th of [1.50]% for each month thereafter (e.g., [5.750]% in Month 55)
                              Months 61 - 72          [6.50]% for the first month, plus an additional 1/12th of [1.00]% for each month thereafter (e.g., [7.000]% in Month 67)
                              Months 73 - thereafter  [7.50]%

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Initial Subordination         Class A:           21.80%
Percentage (includes          Class M-1:         18.00%
prefunded amounts):           Class M-2:         14.55%
                              Class M-3:         12.30%
                              Class M-4:         10.60%
                              Class M-5:         8.95%
                              Class M-6          7.40%
                              Class B-1:         5.90%
                              Class B-2:         4.60%
                              Class B-3:         3.70%
                              Class B-4:         2.70%

Optional Clean-up Call:       If the Class X certificates are 100% owned,
                              directly or indirectly, by IXIS Real Estate
                              Capital Inc. or any of its affiliates, the servicer, acting in accordance with the terms of the pooling and servicing agreement and the applicable servicing agreement, may exercise a clean-up call when the current aggregate scheduled principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate scheduled principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount.

                              If the Class X certificates are not 100% owned, directly or indirectly, by IXIS Real Estate Capital Inc. or any of its affiliates, then the majority owner of the Class X certificates may exercise a clean-up call when the current aggregate scheduled principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate scheduled principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount; provided, however, that IXIS Real Estate Capital Inc. or any of its affiliates, may only participate in the exercise of the clean-up call by the majority owners of the Class X certificates if IXIS Real Estate Capital Inc. or any of its affiliates is not the majority owner of the Class X Certificates, either directly or indirectly.

Step-up Coupons:              For the Offered Certificates, the pass-through
                              rate will increase after the date on which the Optional Clean-up Call is first exercisable, should the call not be exercised. The pass-through rate for each class of Class A Certificates will increase by 2 times its initial margin and the pass-through rate for each class of Class M and Class B Certificates will each increase by 1.5 times their respective initial margins.

Class A-1 Certificates        The Class A-1 Certificates will accrue interest at
Pass-Through Rate:            a variable rate equal to the lesser of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

Class A-2 Certificates        The Class A-2 Certificates will accrue interest at
Pass-Through Rate:            a variable rate equal to the lesser of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

Class A-3 Certificates        The Class A-3 Certificates will accrue interest at
Pass-Through Rate:            a variable rate equal to the lesser of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

Class M-1 Pass-Through        The Class M-1 Certificates will accrue interest at
Rate:                         a variable rate equal to the lesser of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

Class M-2 Pass-Through        The Class M-2 Certificates will accrue interest at
Rate:                         a variable rate equal to the lesser of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

Class M-3 Pass-Through        The Class M-3 Certificates will accrue interest at
Rate:                         a variable rate equal to the lesser of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Class M-4 Pass-Through        The Class M-4 Certificates will accrue interest at
Rate:                         a variable rate equal to the lesser of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

Class M-5 Pass-Through        The Class M-5 Certificates will accrue interest at
Rate:                         a variable rate equal to the lesser of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

Class M-6 Pass-Through        The Class M-6 Certificates will accrue interest at
Rate:                         a variable rate equal to the lesser of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

Class B-1 Pass-Through        The Class B-1 Certificates will accrue interest at
Rate:                         a variable rate equal to the lesser of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

Class B-2 Pass-Through        The Class B-2 Certificates will accrue interest at
Rate:                         a variable rate equal to the lesser of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

Class B-3 Pass-Through        The Class B-3 Certificates will accrue interest at
Rate:                         a variable rate equal to the lesser of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

Class B-4 Pass-Through        The Class B-4 Certificates will accrue interest at
Rate:                         a variable rate equal to the lesser of (i)
                              one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

Net WAC Cap:                  For any Distribution Date, the weighted average of
                              the interest rates for the Mortgage Loans (in each case, less the applicable expense fee rate) then in effect at the beginning of the related Due
                              Period less the Swap Payment Rate, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related
                              Interest Accrual Period.

Swap Payment Rate:            For any Distribution Date, a fraction, the
                              numerator of which is any net swap payment or swap termination payment owed to the Swap Counterparty for such Distribution Date and the denominator of which is the aggregate scheduled principal balance of the Mortgage Loans at the beginning of the related Due Period plus amounts in the Prefunding
                              Account, multiplied by 12.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Interest Distributions on     On each Distribution Date and after payments of
the Certificates:             servicing, trustee fees and other expenses,
                              including any net swap payments and any swap termination payment owed to the Swap Counterparty, interest distributions from the Interest
                              Remittance Amount will be allocated as follows:

                              (i) payable from the Interest Remittance Amount, to the Class A Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, pro rata, based upon their respective entitlements to such amounts;

                              (ii) payable from the remaining Interest
                              Remittance Amount, to the Class M-1 Certificates, its Accrued Certificate Interest;

                              (iii) payable from the remaining Interest
                              Remittance Amount, to the Class M-2 Certificates, its Accrued Certificate Interest;

                              (iv) payable from the remaining Interest
                              Remittance Amount, to the Class M-3 Certificates, its Accrued Certificate Interest;

                              (v) payable from the remaining Interest Remittance Amount, to the Class M-4 Certificates, its Accrued Certificate Interest;

                              (vi) payable from the remaining Interest
                              Remittance Amount, to the Class M-5 Certificates, its Accrued Certificate Interest;

                              (vii) payable from the remaining Interest
                              Remittance Amount, to the Class M-6 Certificates, its Accrued Certificate Interest;

                              (viii) payable from the remaining Interest
                              Remittance Amount, to the Class B-1 Certificates, its Accrued Certificate Interest;

                              (ix) payable from the remaining Interest
                              Remittance Amount, to the Class B-2 Certificates, its Accrued Certificate Interest;

                              (x) payable from the remaining Interest Remittance Amount, to the Class B-3 Certificates, its Accrued Certificate Interest; and

                              (xi) payable from the remaining Interest
                              Remittance Amount, to the Class B-4 Certificates, its Accrued Certificate Interest.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Principal Distributions on    On each Distribution Date (a) prior to the
the Certificates:             Stepdown Date or (b) on which a Trigger Event is
                              in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i) to cover any net swap payments and any swap termination payments due to the Swap Counterparty remaining after the application of payments from the Interest Remittance Amount;

                              (ii) to the Class A Certificates, allocated among the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                              (iii) to the Class M-1 Certificates, until the Certificate Principal Balance has been reduced to zero;

                              (iv) to the Class M-2 Certificates, until the Certificate Principal Balance has been reduced to zero;

                              (v) to the Class M-3 Certificates, until the Certificate Principal Balance has been reduced to zero;

                              (vi) to the Class M-4 Certificates, until the Certificate Principal Balance has been reduced to zero;

                              (vii) to the Class M-5 Certificates, until the Certificate Principal Balance has been reduced to zero;

                              (viii) to the Class M-6 Certificates, until the Certificate Principal Balance has been reduced to zero;

                              (ix) to the Class B-1 Certificates, until the Certificate Principal Balance has been reduced to zero;

                              (x) to the Class B-2 Certificates, until the Certificate Principal Balance has been reduced to zero;

                              (xi) to the Class B-3 Certificates, until the Certificate Principal Balance has been reduced to zero; and

                              (xii) to the Class B-4 Certificates, until the Certificate Principal Balance has been reduced to zero.

                              On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i) to cover any net swap payment and any swap termination payments due to the Swap Counterparty remaining after the application of payments from the Interest Remittance Amount;

                              (ii) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated among the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                              (iii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iv) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (v) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vi) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vii) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (viii)to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (ix) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (x) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (xi) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                              (xii) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

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MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Class A Principal             Any principal distributions allocated to the Class
Allocation:                   A Certificates are required to be distributed
                              first, to the Class A-1 Certificates, until their Class Certificate Balance has been reduced to zero, second, to the Class A-2 Certificates, until their Class Certificate Balance has been reduced to zero, and third, to the Class A-3 Certificates, until their Class Certificate Balance has been reduced to zero.

                              Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Class A Certificates will be distributed to the Class A-1, Class A-2 and Class A-3 Certificates, pro rata based upon their Class Certificate Balances.

Swap Payment Allocation:      For a given Class of Certificates outstanding, a
                              pro rata share of the net swap payment owed by the Swap Counterparty (if any), based on the aggregate outstanding Certificate Principal Balance of the Class A, M and B Certificates outstanding prior to distributions of principal for that Distribution
                              Date.

Swap Payment Priority:        All payments due under the Swap Agreement and any
                              swap termination payment pursuant to the Swap
                              Agreement will be deposited into the Swap Account, and allocated in the following order of priority, in each case after taking into account any payments made from Net Excess Monthly Cashflow:

                              (i) to pay any net swap payment owed to the Swap Counterparty pursuant to the Swap Agreement;

                              (ii) to pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

                              (iii) to the Class A-1, A-2 and A-3 Certificates, the Accrued Certificate Interest and the Unpaid Accrued Certificate Interest for each class, on a pro rata basis, to the extent not yet paid;

                              (iv) to the Class M-1, M-2, M-3, M-4, M-5, M-6,
                              B-1, B-2, B-3, and B-4 Certificates, Accrued
                              Certificate Interest and Unpaid Interest Shortfall for each class, sequentially and in that order, to the extent not yet paid;

                              (v) to be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the required overcollateralization;

                              (vi) concurrently, to the Class A-1, A-2 and A-3 Certificates, any Basis Risk Carry Forward Amount for each such Class up to their respective Swap Payment Allocation, to the extent not yet paid;

                              (vii) sequentially, to the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3, and B-4
                              Certificates, any Basis Risk Carry Forward Amount for each such Class up to their respective Swap Payment Allocation, to the extent not yet paid;

                              (viii) concurrently to Offered Certificates, any unpaid Basis Risk Carryforward Amount, pro rata based on need;

                              (ix) sequentially to the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3, and B-4 Certificates the allocated unreimbursed realized loss amount, to the extent not yet paid;

                              (x) to pay any swap termination payment due to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

                              (xi) all remaining amounts to the holder of the Class X Certificate.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

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MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Allocation of Net Monthly     For any Distribution Date, any Net Monthly Excess
Excess Cashflow:              Cashflow shall be paid as follows:

                              (i) to the Class M-1 Certificates, their Unpaid Interest Shortfall;

                              (ii) to the Class M-1 Certificates, their realized loss amount reimbursement;

                              (iii) to the Class M-2 Certificates, their Unpaid Interest Shortfall;

                              (iv) to the Class M-2 Certificates, their realized loss amount reimbursement;

                              (v) to the Class M-3 Certificates, their Unpaid Interest Shortfall;

                              (vi) to the Class M-3 Certificates, their realized loss amount reimbursement

                              (vii) to the Class M-4 Certificates, their Unpaid Interest Shortfall;

                              (viii) to the Class M-4 Certificates, their realized loss amount reimbursement

                              (ix) to the Class M-5 Certificates, their Unpaid Interest Shortfall;

                              (x) to the Class M-5 Certificates, their realized loss amount reimbursement

                              (xi) to the Class M-6 Certificates, their Unpaid Interest Shortfall;

                              (xii) to the Class M-6 Certificates, their realized loss amount reimbursement

                              (xiii) to the Class B-1 Certificates, their Unpaid Interest Shortfall;

                              (xiv) to the Class B-1 Certificates, their realized loss amount reimbursement;

                              (xv) to the Class B-2 Certificates, their Unpaid Interest Shortfall;

                              (xvi) to the Class B-2 Certificates, their realized loss amount reimbursement;

                              (xvii) to the Class B-3 Certificates, their Unpaid Interest Shortfall;

                              (xviii) to the Class B-3 Certificates, their realized loss amount reimbursement;

                              (xix) to the Class B-4 Certificates, their Unpaid Interest Shortfall;

                              (xx) to the Class B-4 Certificates, their realized loss amount reimbursement;

                              (xxi) concurrently to the Class A Certificates, pro rata, any Basis Risk Carry Forward Amount for the Class A Certificates; and

                              (xxii) sequentially, to Classes M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3 and B-4 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

Class A, M, and B Basis       As to any Distribution Date, the supplemental
Risk Carry Forward            interest amount for the Class A, M and B
Amount:                       Certificates equals the sum of:

                              (i) the excess, if any, of interest that would otherwise be due on such Certificates at the respective Pass-Through Rate (without regard to the Net WAC Cap) over interest due such Certificates at a rate equal to the Net WAC Cap;

                              (ii) any Basis Risk Carry Forward Amount with respect to the related Class of Certificates remaining unpaid from prior Distribution Dates; and

                              (iii) interest on the amount in clause (ii) at the respective Pass-Through Rate (without regard to the Net WAC Cap).

Pre-Funding Account           Any funds remaining in the Pre-Funding Account not
Payment:                      used to purchase additional Mortgage Loans during
                              the Pre-Funding Period will be paid to the Class A
                              Certificates.

Interest Remittance           For any Distribution Date, the portion of
Amount:                       available funds for such Distribution Date
                              attributable to interest received or advanced on the Mortgage Loans.

Accrued Certificate           For any Distribution Date and each class of
Interest:                     Offered Certificates, equals the amount of
                              interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by that class share of prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or similar state or local law.

Principal Distribution        On any Distribution Date, the sum of (i) the Basic
Amount:                       Principal Distribution Amount and (ii) the Extra
                              Principal Distribution Amount.

Basic Principal               On any Distribution Date, the excess of (i) the
Distribution Amount:          aggregate Principal Remittance Amount over (ii)
                              the Excess Subordinated Amount, if any.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Principal Remittance          On any Distribution Date, the sum of (i) all
Amount:                       scheduled payments of principal collected or
                              advanced on the Mortgage Loans during the prior
                              Due Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased
                              Mortgage Loans with respect to such Distribution
                              Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan with respect to such Distribution Date, and (vi) the principal portion of the termination price if the Optional
                              Clean Up Call is exercised.

Net Monthly Excess            For any Distribution Date is the amount of funds
Cashflow:                     received from the Mortgage Loans available for
                              distribution on such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal               For any Distribution Date, the lesser of (i) the
Distribution Amount:          excess of (x) interest collected or advanced on
                              the Mortgage Loans during the related Due Period
                              (less fees and reimbursements owed to the Servicer, the Trustee and net swap payments to the Swap Counterparty), over (y) the sum of interest distribution on the certificates on such Distribution Date and (ii) the amount by which the overcollateralization is deficient for such
                              Distribution Date.

Excess Subordinated           For any Distribution Date, means the excess, if
Amount:                       any of (i) the overcollateralization over (ii) the
                              required overcollateralization for such
                              Distribution Date.

Class A Principal             For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the Certificate Principal Balance of
                              the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 56.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                              $4,239,466.

Class M-1 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date) and (ii) the Certificate
                              Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over
                              (y) the lesser of (A) the product of (i) approximately 64.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $4,239,466.

Class M-2 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date), (ii) the Certificate Principal
                              Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                              Principal Distribution Amount on such Distribution
                              Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 70.90% and (ii) the aggregate principal balance of the Mortgage
                              Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $4,239,466.

Class M-3 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date), (ii) the Certificate Principal
                              Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                              Principal Distribution Amount on such Distribution
                              Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                              Distribution Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 75.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                              $4,239,466.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Class M-4 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date), (ii) the Certificate Principal
                              Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                              Principal Distribution Amount on such Distribution
                              Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                              Distribution Amount on such Distribution Date),
                              (iv) the Certificate Principal Balance of the
                              Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal
                              Distribution Amount on such Distribution Date) and
                              (v) the Certificate Principal Balance of the Class
                              M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 78.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                              $4,239,466.

Class M-5 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date), (ii) the Certificate Principal
                              Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                              Principal Distribution Amount on such Distribution
                              Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                              Distribution Amount on such Distribution Date),
                              (iv) the Certificate Principal Balance of the
                              Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal
                              Distribution Amount on such Distribution Date),
                              (v) the Certificate Principal Balance of the Class
                              M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                              Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class M-5
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 82.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                              $4,239,466.

Class M-6 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date), (ii) the Certificate Principal
                              Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                              Principal Distribution Amount on such Distribution
                              Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                              Distribution Amount on such Distribution Date),
                              (iv) the Certificate Principal Balance of the
                              Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal
                              Distribution Amount on such Distribution Date),
                              (v) the Certificate Principal Balance of the Class
                              M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                              Amount on such Distribution Date), (vi) the
                              Certificate Principal Balance of the Class M-5
                              Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                              Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class M-6
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                              $4,239,466.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Class B-1 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date), (ii) the Certificate Principal
                              Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                              Principal Distribution Amount on such Distribution
                              Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                              Distribution Amount on such Distribution Date),
                              (iv) the Certificate Principal Balance of the
                              Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal
                              Distribution Amount on such Distribution Date),
                              (v) the Certificate Principal Balance of the Class
                              M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                              Amount on such Distribution Date), (vi) the
                              Certificate Principal Balance of the Class M-5
                              Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                              Amount on such Distribution Date), (vii) the
                              Certificate Principal Balance of the Class M-6
                              Certificates (after taking into account the payment of the Class M-6 Principal Distribution
                              Amount on such Distribution Date) and (viii) the Certificate Principal Balance of the Class B-1
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                              $4,239,466.

Class B-2 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date), (ii) the Certificate Principal
                              Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                              Principal Distribution Amount on such Distribution
                              Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                              Distribution Amount on such Distribution Date),
                              (iv) the Certificate Principal Balance of the
                              Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal
                              Distribution Amount on such Distribution Date),
                              (v) the Certificate Principal Balance of the Class
                              M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                              Amount on such Distribution Date), (vi) the
                              Certificate Principal Balance of the Class M-5
                              Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                              Amount on such Distribution Date), (vii) the
                              Certificate Principal Balance of the Class M-6
                              Certificates (after taking into account the payment of the Class M-6 Principal Distribution
                              Amount on such Distribution Date), (viii) the
                              Certificate Principal Balance of the Class B-1
                              Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                              Amount on such Distribution Date) and (ix) the Certificate Principal Balance of the Class B-2
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 90.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                              $4,239,466.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Class B-3 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date), (ii) the Certificate Principal
                              Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                              Principal Distribution Amount on such Distribution
                              Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                              Distribution Amount on such Distribution Date),
                              (iv) the Certificate Principal Balance of the
                              Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal
                              Distribution Amount on such Distribution Date),
                              (v) the Certificate Principal Balance of the Class
                              M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                              Amount on such Distribution Date), (vi) the
                              Certificate Principal Balance of the Class M-5
                              Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                              Amount on such Distribution Date), (vii) the
                              Certificate Principal Balance of the Class M-6
                              Certificates (after taking into account the payment of the Class M-6 Principal Distribution
                              Amount on such Distribution Date), (viii) the
                              Certificate Principal Balance of the Class B-1
                              Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                              Amount on such Distribution Date), (ix) the
                              Certificate Principal Balance of the Class B-2
                              Certificates (after taking into account the payment of the Class B-2 Principal Distribution
                              Amount on such Distribution Date) and (x) the Certificate Principal Balance of the Class B-3
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                              $4,239,466.

Class B-4 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date), (ii) the Certificate Principal
                              Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                              Principal Distribution Amount on such Distribution
                              Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                              Distribution Amount on such Distribution Date),
                              (iv) the Certificate Principal Balance of the
                              Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal
                              Distribution Amount on such Distribution Date),
                              (v) the Certificate Principal Balance of the Class
                              M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                              Amount on such Distribution Date), (vi) the
                              Certificate Principal Balance of the Class M-5
                              Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                              Amount on such Distribution Date), (vii) the
                              Certificate Principal Balance of the Class M-6
                              Certificates (after taking into account the payment of the Class M-6 Principal Distribution
                              Amount on such Distribution Date), (viii) the
                              Certificate Principal Balance of the Class B-1
                              Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                              Amount on such Distribution Date), (ix) the
                              Certificate Principal Balance of the Class B-2
                              Certificates (after taking into account the payment of the Class B-2 Principal Distribution
                              Amount on such Distribution Date), (x) the
                              Certificate Principal Balance of the Class B-3
                              Certificates (after taking into account the payment of the Class B-3 Principal Distribution
                              Amount on such Distribution Date) and (xi) the Certificate Principal Balance of the Class B-4
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                              $4,239,466.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Original Loan Sellers:        Accredited Home Lenders, Inc.
                              Allstate Home Loans, Inc.
                              Chapel Mortgage Corporation
                              Encore Credit Corp.
                              First Bank Mortgage
                              First Horizon Home Loan Corp.
                              First NLC Financial Services
                              FlexPoint Funding Corp.
                              Fremont Investment & Loan, Inc.
                              Homeowners Loan Corp.
                              Impac Funding Corporation (and its affiliate,
                                Novelle Financial Services, Inc.)
                              Lenders Direct Capital Corporation
                              Lime Financial Services, Ltd.
                              Master Financial, Inc.
                              NC Capital Corporation
                              Platinum Capital Group
                              ResMAE Mortgage Corporation
                              Rose Mortgage Corp.
                              Town and Country Credit Corp.

Trust Tax Status:             REMIC.

ERISA Eligibility:            Subject to the considerations in the Prospectus,
                              the Offered Certificates are ERISA eligible.

SMMEA Eligibility:            It is anticipated that none of the Offered
                              Certificates will be SMMEA eligible.

Prospectus:                   The Offered Certificates are being offered
                              pursuant to a prospectus supplemented by a prospectus supplement (together, the
                              "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                              Certificates may not be consummated unless the purchaser has received the Prospectus.

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

                              Sensitivity Analysis

------------------------------------------------------------------------------------------------------------------------------------
                                                                 To 10% Call
        ----------------------------------------------------------------------------------------------------------------------------
        % of PPC                      50             60             75             100           125           150           175
------------------------------------------------------------------------------------------------------------------------------------
A-1     WAL (yrs)                    2.02           1.68           1.35           1.00          0.80          0.65           0.55
        First Payment Date        12/25/2005     12/25/2005     12/25/2005     12/25/2005    12/25/2005    12/25/2005     12/25/2005
        Expected Final Maturity    4/25/2010      7/25/2009     10/25/2008      1/25/2008     7/25/2007     3/25/2007     12/25/2006
        Window                      1 - 53         1 - 44         1 - 35         1 - 26        1 - 20        1 - 16         1 - 13
------------------------------------------------------------------------------------------------------------------------------------
A-2     WAL (yrs)                    6.64           5.54           4.40           3.00          2.13          1.72           1.42
        First Payment Date         4/25/2010      7/25/2009     10/25/2008      1/25/2008     7/25/2007     3/25/2007     12/25/2006
        Expected Final Maturity    9/25/2015      2/25/2014      5/25/2012      8/25/2010     7/25/2008     1/25/2008     8/25/2007
        Window                     53 - 118        44 - 99        35 - 78        26 - 57       20 - 32       16 - 26       13 - 21
------------------------------------------------------------------------------------------------------------------------------------
A-3     WAL (yrs)                    13.09          11.03          8.82           6.45          4.41          2.54           2.09
        First Payment Date         9/25/2015      2/25/2014      5/25/2012      8/25/2010     7/25/2008     1/25/2008     8/25/2007
        Expected Final Maturity    5/25/2020      2/25/2018      9/25/2015      1/25/2013     6/25/2011    11/25/2008     4/25/2008
        Window                     118 - 174      99 - 147       78 - 118        57 - 86       32 - 67       26 - 36       21 - 29
------------------------------------------------------------------------------------------------------------------------------------
M-1     WAL (yrs)                    9.63           8.08           6.44           5.01          4.85          4.27           3.66
        First Payment Date         7/25/2010      9/25/2009     12/25/2008      6/25/2009     2/25/2010    11/25/2008     4/25/2008
        Expected Final Maturity    5/25/2020      2/25/2018      9/25/2015      1/25/2013     6/25/2011     5/25/2010     7/25/2009
        Window                     56 - 174       46 - 147       37 - 118        43 - 86       51 - 67       36 - 54       29 - 44
------------------------------------------------------------------------------------------------------------------------------------
M-2     WAL (yrs)                    9.63           8.08           6.44           4.94          4.50          4.51           3.67
        First Payment Date         7/25/2010      9/25/2009     12/25/2008      4/25/2009    10/25/2009     5/25/2010     7/25/2009
        Expected Final Maturity    5/25/2020      2/25/2018      9/25/2015      1/25/2013     6/25/2011     5/25/2010     7/25/2009
        Window                     56 - 174       46 - 147       37 - 118        41 - 86       47 - 67       54 - 54       44 - 44
------------------------------------------------------------------------------------------------------------------------------------
M-3     WAL (yrs)                    9.63           8.08           6.44           4.90          4.32          4.39           3.51
        First Payment Date         7/25/2010      9/25/2009     12/25/2008      3/25/2009     7/25/2009     1/25/2010     3/25/2009
        Expected Final Maturity    5/25/2020      2/25/2018      9/25/2015      1/25/2013     6/25/2011     5/25/2010     7/25/2009
        Window                     56 - 174       46 - 147       37 - 118        40 - 86       44 - 67       50 - 54       40 - 44
------------------------------------------------------------------------------------------------------------------------------------
M-4     WAL (yrs)                    9.63           8.08           6.44           4.88          4.23          4.14           3.33
        First Payment Date         7/25/2010      9/25/2009     12/25/2008      3/25/2009     6/25/2009    10/25/2009     12/25/2008
        Expected Final Maturity    5/25/2020      2/25/2018      9/25/2015      1/25/2013     6/25/2011     5/25/2010     7/25/2009
        Window                     56 - 174       46 - 147       37 - 118        40 - 86       43 - 67       47 - 54       37 - 44
------------------------------------------------------------------------------------------------------------------------------------
M-5     WAL (yrs)                    9.63           8.08           6.44           4.86          4.17          3.98           3.20
        First Payment Date         7/25/2010      9/25/2009     12/25/2008      2/25/2009     4/25/2009     8/25/2009     11/25/2008
        Expected Final Maturity    5/25/2020      2/25/2018      9/25/2015      1/25/2013     6/25/2011     5/25/2010     7/25/2009
        Window                     56 - 174       46 - 147       37 - 118        39 - 86       41 - 67       45 - 54       36 - 44
------------------------------------------------------------------------------------------------------------------------------------
M-6     WAL (yrs)                    9.63           8.08           6.44           4.86          4.12          3.85           3.11
        First Payment Date         7/25/2010      9/25/2009     12/25/2008      1/25/2009     3/25/2009     6/25/2009     9/25/2008
        Expected Final Maturity    5/25/2020      2/25/2018      9/25/2015      1/25/2013     6/25/2011     5/25/2010     7/25/2009
        Window                     56 - 174       46 - 147       37 - 118        38 - 86       40 - 67       43 - 54       34 - 44
------------------------------------------------------------------------------------------------------------------------------------
B-1     WAL (yrs)                    9.63           8.08           6.44           4.84          4.08          3.75           3.04
        First Payment Date         7/25/2010      9/25/2009     12/25/2008      1/25/2009     2/25/2009     4/25/2009     8/25/2008
        Expected Final Maturity    5/25/2020      2/25/2018      9/25/2015      1/25/2013     6/25/2011     5/25/2010     7/25/2009
        Window                     56 - 174       46 - 147       37 - 118        38 - 86       39 - 67       41 - 54       33 - 44
------------------------------------------------------------------------------------------------------------------------------------
B-2     WAL (yrs)                    9.63           8.08           6.44           4.84          4.05          3.68           2.98
        First Payment Date         7/25/2010      9/25/2009     12/25/2008      1/25/2009     2/25/2009     3/25/2009     7/25/2008
        Expected Final Maturity    5/25/2020      2/25/2018      9/25/2015      1/25/2013     6/25/2011     5/25/2010     7/25/2009
        Window                     56 - 174       46 - 147       37 - 118        38 - 86       39 - 67       40 - 54       32 - 44
------------------------------------------------------------------------------------------------------------------------------------
B-3     WAL (yrs)                    9.63           8.08           6.44           4.83          4.02          3.63           2.95
        First Payment Date         7/25/2010      9/25/2009     12/25/2008     12/25/2008     1/25/2009     2/25/2009     7/25/2008
        Expected Final Maturity    5/25/2020      2/25/2018      9/25/2015      1/25/2013     6/25/2011     5/25/2010     7/25/2009
        Window                     56 - 174       46 - 147       37 - 118        37 - 86       38 - 67       39 - 54       32 - 44
------------------------------------------------------------------------------------------------------------------------------------
B-4     WAL (yrs)                    9.63           8.08           6.44           4.82          4.01          3.59           2.90
        First Payment Date         7/25/2010      9/25/2009     12/25/2008     12/25/2008     1/25/2009     1/25/2009     6/25/2008
        Expected Final Maturity    5/25/2020      2/25/2018      9/25/2015      1/25/2013     6/25/2011     5/25/2010     7/25/2009
        Window                     56 - 174       46 - 147       37 - 118        37 - 86       38 - 67       38 - 54       31 - 44
------------------------------------------------------------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

                           Sensitivity Analysis (cont)

------------------------------------------------------------------------------------------------------------------------------------
                                                                 To Maturity
        ----------------------------------------------------------------------------------------------------------------------------
        % of PPC                      50             60             75             100           125           150           175
------------------------------------------------------------------------------------------------------------------------------------
A-1     WAL (yrs)                    2.02           1.68           1.35           1.00          0.80          0.65           0.55
        First Payment Date        12/25/2005     12/25/2005     12/25/2005     12/25/2005    12/25/2005    12/25/2005     12/25/2005
        Expected Final Maturity    4/25/2010      7/25/2009     10/25/2008      1/25/2008     7/25/2007     3/25/2007     12/25/2006
        Window                      1 - 53         1 - 44         1 - 35         1 - 26        1 - 20        1 - 16         1 - 13
------------------------------------------------------------------------------------------------------------------------------------
A-2     WAL (yrs)                    6.64           5.54           4.40           3.00          2.13          1.72           1.42
        First Payment Date         4/25/2010      7/25/2009     10/25/2008      1/25/2008     7/25/2007     3/25/2007     12/25/2006
        Expected Final Maturity    9/25/2015      2/25/2014      5/25/2012      8/25/2010     7/25/2008     1/25/2008     8/25/2007
        Window                     53 - 118        44 - 99        35 - 78        26 - 57       20 - 32       16 - 26       13 - 21
------------------------------------------------------------------------------------------------------------------------------------
A-3     WAL (yrs)                    15.17          12.97          10.47          7.74          5.41          2.54           2.09
        First Payment Date         9/25/2015      2/25/2014      5/25/2012      8/25/2010     7/25/2008     1/25/2008     8/25/2007
        Expected Final Maturity   11/25/2032      9/25/2030     12/25/2026     12/25/2021     7/25/2018    11/25/2008     4/25/2008
        Window                     118 - 324      99 - 298       78 - 253       57 - 193      32 - 152       26 - 36       21 - 29
------------------------------------------------------------------------------------------------------------------------------------
M-1     WAL (yrs)                    10.51          8.89           7.13           5.55          5.27          6.72           5.83
        First Payment Date         7/25/2010      9/25/2009     12/25/2008      6/25/2009     2/25/2010    11/25/2008     4/25/2008
        Expected Final Maturity    7/25/2030     10/25/2027      1/25/2024      8/25/2019     8/25/2016     1/25/2016     4/25/2014
        Window                     56 - 296       46 - 263       37 - 218       43 - 165      51 - 129      36 - 122       29 - 101
------------------------------------------------------------------------------------------------------------------------------------
M-2     WAL (yrs)                    10.48          8.87           7.11           5.46          4.90          5.33           4.22
        First Payment Date         7/25/2010      9/25/2009     12/25/2008      4/25/2009    10/25/2009     6/25/2010     7/25/2009
        Expected Final Maturity   11/25/2029      1/25/2027      5/25/2023      1/25/2019     2/25/2016     2/25/2014     8/25/2012
        Window                     56 - 288       46 - 254       37 - 210       41 - 158      47 - 123       55 - 99       44 - 81
------------------------------------------------------------------------------------------------------------------------------------
M-3     WAL (yrs)                    10.46          8.84           7.08           5.40          4.71          4.70           3.77
        First Payment Date         7/25/2010      9/25/2009     12/25/2008      3/25/2009     7/25/2009     1/25/2010     3/25/2009
        Expected Final Maturity    1/25/2029      3/25/2026      7/25/2022      5/25/2018     8/25/2015     9/25/2013     4/25/2012
        Window                     56 - 278       46 - 244       37 - 200       40 - 150      44 - 117       50 - 94       40 - 77
------------------------------------------------------------------------------------------------------------------------------------
M-4     WAL (yrs)                    10.43          8.81           7.06           5.37          4.60          4.43           3.57
        First Payment Date         7/25/2010      9/25/2009     12/25/2008      3/25/2009     6/25/2009    10/25/2009     12/25/2008
        Expected Final Maturity    5/25/2028      6/25/2025     12/25/2021     11/25/2017     3/25/2015     5/25/2013     1/25/2012
        Window                     56 - 270       46 - 235       37 - 193       40 - 144      43 - 112       47 - 90       37 - 74
------------------------------------------------------------------------------------------------------------------------------------
M-5     WAL (yrs)                    10.40          8.78           7.03           5.32          4.52          4.26           3.43
        First Payment Date         7/25/2010      9/25/2009     12/25/2008      2/25/2009     4/25/2009     8/25/2009     11/25/2008
        Expected Final Maturity    9/25/2027     11/25/2024      5/25/2021      6/25/2017    11/25/2014     2/25/2013     10/25/2011
        Window                     56 - 262       46 - 228       37 - 186       39 - 139      41 - 108       45 - 87       36 - 71
------------------------------------------------------------------------------------------------------------------------------------
M-6     WAL (yrs)                    10.35          8.73           6.99           5.29          4.45          4.11           3.33
        First Payment Date         7/25/2010      9/25/2009     12/25/2008      1/25/2009     3/25/2009     6/25/2009     9/25/2008
        Expected Final Maturity   12/25/2026      2/25/2024      9/25/2020     12/25/2016     6/25/2014    10/25/2012     7/25/2011
        Window                     56 - 253       46 - 219       37 - 178       38 - 133      40 - 103       43 - 83       34 - 68
------------------------------------------------------------------------------------------------------------------------------------
B-1     WAL (yrs)                    10.28          8.67           6.94           5.22          4.38          3.99           3.23
        First Payment Date         7/25/2010      9/25/2009     12/25/2008      1/25/2009     2/25/2009     4/25/2009     8/25/2008
        Expected Final Maturity    1/25/2026      3/25/2023      1/25/2020      5/25/2016     1/25/2014     5/25/2012     3/25/2011
        Window                     56 - 242       46 - 208       37 - 170       38 - 126       39 - 98       41 - 78       33 - 64
------------------------------------------------------------------------------------------------------------------------------------
B-2     WAL (yrs)                    10.18          8.57           6.86           5.16          4.29          3.87           3.15
        First Payment Date         7/25/2010      9/25/2009     12/25/2008      1/25/2009     2/25/2009     3/25/2009     7/25/2008
        Expected Final Maturity   12/25/2024      3/25/2022      2/25/2019      9/25/2015     6/25/2013    12/25/2011     11/25/2010
        Window                     56 - 229       46 - 196       37 - 159       38 - 118       39 - 91       40 - 73       32 - 60
------------------------------------------------------------------------------------------------------------------------------------
B-3     WAL (yrs)                    10.05          8.46           6.76           5.07          4.21          3.77           3.08
        First Payment Date         7/25/2010      9/25/2009     12/25/2008     12/25/2008     1/25/2009     2/25/2009     7/25/2008
        Expected Final Maturity    8/25/2023      1/25/2021      3/25/2018     12/25/2014    11/25/2012     7/25/2011     6/25/2010
        Window                     56 - 213       46 - 182       37 - 148       37 - 109       38 - 84       39 - 68       32 - 55
------------------------------------------------------------------------------------------------------------------------------------
B-4     WAL (yrs)                    9.85           8.29           6.61           4.95          4.11          3.67           2.97
        First Payment Date         7/25/2010      9/25/2009     12/25/2008     12/25/2008     1/25/2009     1/25/2009     6/25/2008
        Expected Final Maturity    6/25/2022      1/25/2020      4/25/2017      4/25/2014     5/25/2012     2/25/2011     2/25/2010
        Window                     56 - 199       46 - 170       37 - 137       37 - 101       38 - 78       38 - 63       31 - 51
------------------------------------------------------------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

                       Sensitivity Analysis (cont)

----------------------------------------------------------------------
        To 10% Call
        --------------------------------------------------------------
        CPR %                        20           25           30
----------------------------------------------------------------------
A-1     WAL (yrs)                   1.35         1.07         0.88
        First Payment Date       12/25/2005   12/25/2005   12/25/2005
        Expected Final Maturity  10/25/2008    3/25/2008   9/25/2007
        Window                     1 - 35       1 - 28       1 - 22
----------------------------------------------------------------------
A-2     WAL (yrs)                   4.46         3.39         2.42
        First Payment Date       10/25/2008    3/25/2008   9/25/2007
        Expected Final Maturity   7/25/2012    2/25/2011   11/25/2008
        Window                     35 - 80      28 - 63     22 - 36
----------------------------------------------------------------------
A-3     WAL (yrs)                   8.98         7.05         5.74
        First Payment Date        7/25/2012    2/25/2011   11/25/2008
        Expected Final Maturity  11/25/2015    9/25/2013   4/25/2012
        Window                    80 - 120      63 - 94     36 - 77
----------------------------------------------------------------------
M-1     WAL (yrs)                   6.55         5.30         4.82
        First Payment Date       12/25/2008    4/25/2009   10/25/2009
        Expected Final Maturity  11/25/2015    9/25/2013   4/25/2012
        Window                    37 - 120      41 - 94     47 - 77
----------------------------------------------------------------------
M-2     WAL (yrs)                   6.55         5.26         4.66
        First Payment Date       12/25/2008    3/25/2009   7/25/2009
        Expected Final Maturity  11/25/2015    9/25/2013   4/25/2012
        Window                    37 - 120      40 - 94     44 - 77
----------------------------------------------------------------------
M-3     WAL (yrs)                   6.55         5.24         4.57
        First Payment Date       12/25/2008    2/25/2009   5/25/2009
        Expected Final Maturity  11/25/2015    9/25/2013   4/25/2012
        Window                    37 - 120      39 - 94     42 - 77
----------------------------------------------------------------------
M-4     WAL (yrs)                   6.55         5.23         4.52
        First Payment Date       12/25/2008    2/25/2009   4/25/2009
        Expected Final Maturity  11/25/2015    9/25/2013   4/25/2012
        Window                    37 - 120      39 - 94     41 - 77
----------------------------------------------------------------------
M-5     WAL (yrs)                   6.55         5.22         4.49
        First Payment Date       12/25/2008    1/25/2009   3/25/2009
        Expected Final Maturity  11/25/2015    9/25/2013   4/25/2012
        Window                    37 - 120      38 - 94     40 - 77
----------------------------------------------------------------------
M-6     WAL (yrs)                   6.55         5.21         4.47
        First Payment Date       12/25/2008    1/25/2009   2/25/2009
        Expected Final Maturity  11/25/2015    9/25/2013   4/25/2012
        Window                    37 - 120      38 - 94     39 - 77
----------------------------------------------------------------------
B-1     WAL (yrs)                   6.55         5.21         4.44
        First Payment Date       12/25/2008    1/25/2009   2/25/2009
        Expected Final Maturity  11/25/2015    9/25/2013   4/25/2012
        Window                    37 - 120      38 - 94     39 - 77
----------------------------------------------------------------------
B-2     WAL (yrs)                   6.55         5.20         4.42
        First Payment Date       12/25/2008   12/25/2008   1/25/2009
        Expected Final Maturity  11/25/2015    9/25/2013   4/25/2012
        Window                    37 - 120      37 - 94     38 - 77
----------------------------------------------------------------------
B-3     WAL (yrs)                   6.55         5.20         4.41
        First Payment Date       12/25/2008   12/25/2008   1/25/2009
        Expected Final Maturity  11/25/2015    9/25/2013   4/25/2012
        Window                    37 - 120      37 - 94     38 - 77
----------------------------------------------------------------------
B-4     WAL (yrs)                   6.55         5.20         4.41
        First Payment Date       12/25/2008   12/25/2008   12/25/2008
        Expected Final Maturity  11/25/2015    9/25/2013   4/25/2012
        Window                    37 - 120      37 - 94     37 - 77
----------------------------------------------------------------------


----------------------------------------------------------------------
         To Maturity
        --------------------------------------------------------------
        CPR %                        20           25           30
----------------------------------------------------------------------
A-1     WAL (yrs)                   1.35         1.07         0.88
        First Payment Date       12/25/2005   12/25/2005   12/25/2005
        Expected Final Maturity  10/25/2008   3/25/2008    9/25/2007
        Window                     1 - 35       1 - 28       1 - 22
----------------------------------------------------------------------
A-2     WAL (yrs)                   4.46         3.39         2.42
        First Payment Date       10/25/2008   3/25/2008    9/25/2007
        Expected Final Maturity  7/25/2012    2/25/2011    11/25/2008
        Window                    35 - 80      28 - 63      22 - 36
----------------------------------------------------------------------
A-3     WAL (yrs)                  10.66         8.44         6.87
        First Payment Date       7/25/2012    2/25/2011    11/25/2008
        Expected Final Maturity  5/25/2027    4/25/2023    4/25/2020
        Window                    80 - 258     63 - 209     36 - 173
----------------------------------------------------------------------
M-1     WAL (yrs)                   7.25         5.88         5.29
        First Payment Date       12/25/2008   4/25/2009    10/25/2009
        Expected Final Maturity  5/25/2024    9/25/2020    2/25/2018
        Window                    37 - 222     41 - 178     47 - 147
----------------------------------------------------------------------
M-2     WAL (yrs)                   7.23         5.82         5.11
        First Payment Date       12/25/2008   3/25/2009    7/25/2009
        Expected Final Maturity  9/25/2023    3/25/2020    8/25/2017
        Window                    37 - 214     40 - 172     44 - 141
----------------------------------------------------------------------
M-3     WAL (yrs)                   7.20         5.78         5.01
        First Payment Date       12/25/2008   2/25/2009    5/25/2009
        Expected Final Maturity  11/25/2022   7/25/2019    1/25/2017
        Window                    37 - 204     39 - 164     42 - 134
----------------------------------------------------------------------
M-4     WAL (yrs)                   7.18         5.75         4.94
        First Payment Date       12/25/2008   2/25/2009    4/25/2009
        Expected Final Maturity  3/25/2022    12/25/2018   7/25/2016
        Window                    37 - 196     39 - 157     41 - 128
----------------------------------------------------------------------
M-5     WAL (yrs)                   7.15         5.72         4.89
        First Payment Date       12/25/2008   1/25/2009    3/25/2009
        Expected Final Maturity  8/25/2021    6/25/2018    3/25/2016
        Window                    37 - 189     38 - 151     40 - 124
----------------------------------------------------------------------
M-6     WAL (yrs)                   7.11         5.68         4.84
        First Payment Date       12/25/2008   1/25/2009    2/25/2009
        Expected Final Maturity  12/25/2020   12/25/2017   9/25/2015
        Window                    37 - 181     38 - 145     39 - 118
----------------------------------------------------------------------
B-1     WAL (yrs)                   7.06         5.63         4.78
        First Payment Date       12/25/2008   1/25/2009    2/25/2009
        Expected Final Maturity  4/25/2020    4/25/2017    3/25/2015
        Window                    37 - 173     38 - 137     39 - 112
----------------------------------------------------------------------
B-2     WAL (yrs)                   6.98         5.55         4.70
        First Payment Date       12/25/2008   12/25/2008   1/25/2009
        Expected Final Maturity  5/25/2019    7/25/2016    8/25/2014
        Window                    37 - 162     37 - 128     38 - 105
----------------------------------------------------------------------
B-3     WAL (yrs)                   6.87         5.47         4.63
        First Payment Date       12/25/2008   12/25/2008   1/25/2009
        Expected Final Maturity  5/25/2018    10/25/2015   12/25/2013
        Window                    37 - 150     37 - 119     38 - 97
----------------------------------------------------------------------
B-4     WAL (yrs)                   6.72         5.35         4.52
        First Payment Date       12/25/2008   12/25/2008   12/25/2008
        Expected Final Maturity  6/25/2017    1/25/2015    5/25/2013
        Window                    37 - 139     37 - 110     37 - 90
----------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

                  Schedule of Available Funds (Cash Cap) (1)(2)

---------------------------------------------------------------------------------------------------------------------------
Period A-1 Cap% A-2 Cap% A-3 Cap% M-1 Cap% M-2 Cap% M-3 Cap% M-4 Cap% M-5 Cap% M-6 Cap% B-1 Cap% B-2 Cap% B-3 Cap% B-4 Cap%
------ -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
        Actual/ Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/   Actual/ Actual/   Actual/
          360     360      360      360      360      360      360      360      360      360       360     360       360
---------------------------------------------------------------------------------------------------------------------------
    1     (3)     (3)      (3)      (3)      (3)      (3)      (3)      (3)      (3)      (3)       (3)     (3)       (3)
    2     (3)     (3)      (3)      (3)      (3)      (3)      (3)      (3)      (3)      (3)       (3)     (3)       (3)
    3     (3)     (3)      (3)      (3)      (3)      (3)      (3)      (3)      (3)      (3)       (3)     (3)       (3)
    4    22.19   22.28    22.29    22.06    22.06    22.06    22.09    22.09    22.10    22.18     22.21   22.29     22.56
    5    20.10   20.48    20.93    22.28    22.33    22.43    23.08    23.27    23.52    25.86     26.86   29.36     37.62
    6    20.10   20.25    20.34    20.43    20.44    20.46    20.59    20.63    20.68    21.15     21.35   21.85     23.50
    7    20.10   20.25    20.34    20.43    20.44    20.46    20.59    20.63    20.68    21.15     21.35   21.85     23.50
    8    20.10   20.25    20.34    20.43    20.44    20.46    20.59    20.63    20.68    21.15     21.35   21.85     23.50
    9    20.10   20.25    20.34    20.43    20.44    20.46    20.59    20.63    20.68    21.15     21.35   21.85     23.50
   10    20.10   20.25    20.34    20.43    20.44    20.46    20.59    20.63    20.68    21.15     21.35   21.85     23.50
   11    20.10   20.25    20.34    20.43    20.44    20.46    20.59    20.63    20.68    21.15     21.35   21.85     23.50
   12    20.10   20.25    20.32    20.13    20.14    20.14    20.19    20.20    20.22    20.39     20.46   20.64     21.23
   13    20.10   20.24    20.25    19.95    19.95    19.95    19.97    19.98    19.99    20.06     20.09   20.17     20.43
   14    19.93   19.93    19.93    19.56    19.56    19.56    19.56    19.56    19.56    19.56     19.56   19.56     19.56
   15    19.74   19.74    19.74    19.35    19.35    19.35    19.35    19.35    19.35    19.35     19.35   19.35     19.35
   16    19.96   19.96    19.96    19.52    19.52    19.52    19.52    19.52    19.52    19.52     19.52   19.52     19.52
   17    19.38   19.38    19.38    18.96    18.96    18.96    18.96    18.96    18.96    18.96     18.96   18.96     18.96
   18    19.33   19.33    19.33    18.88    18.88    18.88    18.88    18.88    18.88    18.88     18.88   18.88     18.88
   19    18.96   18.96    18.96    18.51    18.51    18.51    18.51    18.51    18.51    18.51     18.51   18.51     18.51
   20    18.72   18.72    18.72    18.23    18.23    18.23    18.23    18.23    18.23    18.23     18.23   18.23     18.23
   21    17.84   17.84    17.84    17.32    17.32    17.32    17.32    17.32    17.32    17.32     17.32   17.32     17.32
   22    13.73   13.73    13.73    13.09    13.09    13.09    13.09    13.09    13.09    13.09     13.09   13.09     13.09
   23    13.31   13.31    13.31    12.62    12.62    12.62    12.62    12.62    12.62    12.62     12.62   12.62     12.62
   24    12.67   12.67    12.67    11.96    11.96    11.96    11.96    11.96    11.96    11.96     11.96   11.96     11.96
   25    12.64   12.64    12.64    11.87    11.87    11.87    11.87    11.87    11.87    11.87     11.87   11.87     11.87
   26    12.36   12.36    12.36    11.58    11.58    11.58    11.58    11.58    11.58    11.58     11.58   11.58     11.58
   27      -     12.54    12.54    11.70    11.70    11.70    11.70    11.70    11.70    11.70     11.70   11.70     11.70
   28      -     13.81    13.81    12.81    12.81    12.81    12.81    12.81    12.81    12.81     12.81   12.81     12.81
   29      -     13.24    13.24    12.25    12.25    12.25    12.25    12.25    12.25    12.25     12.25   12.25     12.25
   30      -     13.64    13.64    12.57    12.57    12.57    12.57    12.57    12.57    12.57     12.57   12.57     12.57
   31      -     13.38    13.38    12.28    12.28    12.28    12.28    12.28    12.28    12.28     12.28   12.28     12.28
   32      -     13.76    13.76    12.55    12.55    12.55    12.55    12.55    12.55    12.55     12.55   12.55     12.55
   33      -     13.39    13.39    12.13    12.13    12.13    12.13    12.13    12.13    12.13     12.13   12.13     12.13
   34      -     13.91    13.91    12.49    12.49    12.49    12.49    12.49    12.49    12.49     12.49   12.49     12.49
   35      -     14.36    14.36    12.79    12.79    12.79    12.79    12.79    12.79    12.79     12.79   12.79     12.79
   36      -     14.07    14.07    12.46    12.46    12.46    12.46    12.46    12.46    12.46     12.46   12.46     12.46
   37      -     61.94    61.94    12.81    12.81    12.81    12.81    12.81    12.81    12.81     12.81   12.81     12.81
   38      -     17.45    17.45    12.45    12.45    12.45    12.45    12.45    12.45    12.45     12.45   12.45     12.45
   39      -     17.55    17.55    12.65    12.65    12.65    12.65    12.65    12.65    12.65     12.65   12.65     12.65
   40      -     19.73    19.73    14.38    14.38    14.38    14.38    14.38    14.38    14.38     14.38   14.38     14.38
   41      -     17.94    17.94    13.24    13.24    13.24    13.24    13.24    13.24    13.24     13.24   13.24     13.24
   42      -     18.39    18.39    13.65    13.65    13.65    13.65    13.65    13.65    13.65     13.65   13.65     13.65
   43      -     17.77    17.77    13.30    13.30    13.30    13.30    13.30    13.30    13.30     13.30   13.30     13.30
   44      -     18.15    18.15    13.66    13.66    13.66    13.66    13.66    13.66    13.66     13.66   13.66     13.66
   45      -     17.60    17.60    13.36    13.36    13.36    13.36    13.36    13.36    13.36     13.36   13.36     13.36

(1) Cash available to pay current and prior interest and Basis Risk Carry Forward Amount divided by the current Class Certificate Balance.

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.

(3)   A Prefunding Period exists for periods 1 through 3, inclusive.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Period A-1 Cap% A-2 Cap% A-3 Cap% M-1 Cap% M-2 Cap% M-3 Cap% M-4 Cap% M-5 Cap% M-6 Cap% B-1 Cap% B-2 Cap% B-3 Cap% B-4 Cap%
------ -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
        Actual/ Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/   Actual/ Actual/   Actual/
          360     360      360      360      360      360      360      360      360      360       360     360       360
---------------------------------------------------------------------------------------------------------------------------
   46      -     17.55    17.55    13.41    13.41    13.41    13.41    13.41    13.41    13.41     13.41   13.41     13.41
   47      -     18.00    18.00    13.79    13.79    13.79    13.79    13.79    13.79    13.79     13.79   13.79     13.79
   48      -     17.48    17.48    13.41    13.41    13.41    13.41    13.41    13.41    13.41     13.41   13.41     13.41
   49      -     17.99    17.99    13.78    13.78    13.78    13.78    13.78    13.78    13.78     13.78   13.78     13.78
   50      -     17.45    17.45    13.38    13.38    13.38    13.38    13.38    13.38    13.38     13.38   13.38     13.38
   51      -     17.51    17.51    13.42    13.42    13.42    13.42    13.42    13.42    13.42     13.42   13.42     13.42
   52      -     19.18    19.18    14.66    14.66    14.66    14.66    14.66    14.66    14.66     14.66   14.66     14.66
   53      -     17.50    17.50    13.41    13.41    13.41    13.41    13.41    13.41    13.41     13.41   13.41     13.41
   54      -     18.01    18.01    13.79    13.79    13.79    13.79    13.79    13.79    13.79     13.79   13.79     13.79
   55      -     16.06    16.06    11.97    11.97    11.97    11.97    11.97    11.97    11.97     11.97   11.97     11.97
   56      -     16.61    16.61    12.39    12.39    12.39    12.39    12.39    12.39    12.39     12.39   12.39     12.39
   57      -     16.09    16.09    11.99    11.99    11.99    11.99    11.99    11.99    11.99     11.99   11.99     11.99
   58      -     16.09    16.09    11.99    11.99    11.99    11.99    11.99    11.99    11.99     11.99   11.99     11.99
   59      -       -      16.63    12.39    12.39    12.39    12.39    12.39    12.39    12.39     12.39   12.39     12.39
   60      -       -      16.09    11.99    11.99    11.99    11.99    11.99    11.99    11.99     11.99   11.99     11.99
   61      -       -      16.62    12.38    12.38    12.38    12.38    12.38    12.38    12.38     12.38   12.38     12.38
   62      -       -      16.09    11.99    11.99    11.99    11.99    11.99    11.99    11.99     11.99   11.99     11.99
   63      -       -      16.09    11.99    11.99    11.99    11.99    11.99    11.99    11.99     11.99   11.99     11.99
   64      -       -      17.81    13.27    13.27    13.27    13.27    13.27    13.27    13.27     13.27   13.27     13.27
   65      -       -      16.08    11.98    11.98    11.98    11.98    11.98    11.98    11.98     11.98   11.98     11.98
   66      -       -      16.61    12.38    12.38    12.38    12.38    12.38    12.38    12.38     12.38   12.38     12.38
   67      -       -      16.07    11.97    11.97    11.97    11.97    11.97    11.97    11.97     11.97   11.97     11.97
   68      -       -      16.61    12.38    12.38    12.38    12.38    12.38    12.38    12.38     12.38   12.38     12.38
   69      -       -      16.07    11.98    11.98    11.98    11.98    11.98    11.98    11.98     11.98   11.98     11.98
   70      -       -      16.07    11.97    11.97    11.97    11.97    11.97    11.97    11.97     11.97   11.97     11.97
   71      -       -      16.60    12.37    12.37    12.37    12.37    12.37    12.37    12.37     12.37   12.37     12.37
   72      -       -      16.06    11.97    11.97    11.97    11.97    11.97    11.97    11.97     11.97   11.97     11.97
   73      -       -      16.60    12.36    12.36    12.36    12.36    12.36    12.36    12.36     12.36   12.36     12.36
   74      -       -      16.06    11.96    11.96    11.96    11.96    11.96    11.96    11.96     11.96   11.96     11.96
   75      -       -      16.06    11.96    11.96    11.96    11.96    11.96    11.96    11.96     11.96   11.96     11.96
   76      -       -      17.17    12.78    12.78    12.78    12.78    12.78    12.78    12.78     12.78   12.78     12.78
   77      -       -      16.06    11.96    11.96    11.96    11.96    11.96    11.96    11.96     11.96   11.96     11.96
   78      -       -      16.59    12.35    12.35    12.35    12.35    12.35    12.35    12.35     12.35   12.35     12.35
   79      -       -      16.05    11.95    11.95    11.95    11.95    11.95    11.95    11.95     11.95   11.95     11.95
   80      -       -      16.58    12.34    12.34    12.34    12.34    12.34    12.34    12.34     12.34   12.34     12.34
   81      -       -      16.04    11.94    11.94    11.94    11.94    11.94    11.94    11.94     11.94   11.94     11.94
   82      -       -      16.04    11.94    11.94    11.94    11.94    11.94    11.94    11.94     11.94   11.94     11.94
   83      -       -      16.57    12.33    12.33    12.33    12.33    12.33    12.33    12.33     12.33   12.33     12.33
   84      -       -      16.03    11.93    11.93    11.93    11.93    11.93    11.93    11.93     11.93   11.93     11.93
   85      -       -      16.56    12.32    12.32    12.32    12.32    12.32    12.32    12.32     12.32   12.32     12.32
   86      -       -      16.02    11.92    11.92    11.92    11.92    11.92    11.92    11.92     11.92   11.92     11.92
   87      -       -      16.01    11.92    11.92    11.92    11.92    11.92    11.92    11.92     11.92   11.92     11.92
   88      -       -      17.73    13.19    13.19    13.19    13.19    13.19    13.19    13.19     13.19   13.19     13.19
   89      -       -      16.01    11.91    11.91    11.91    11.91    11.91    11.91    11.91     11.91   11.91     11.91
   90      -       -      14.13    12.30    12.30    12.30    12.30    12.30    12.30    12.30     12.30   12.30     12.30

(1) Cash available to pay current and prior interest and Basis Risk Carry Forward Amount divided by the current Class Certificate Balance.

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.

(3)   A Prefunding Period exists for periods 1 through 3, inclusive.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Period A-1 Cap% A-2 Cap% A-3 Cap% M-1 Cap% M-2 Cap% M-3 Cap% M-4 Cap% M-5 Cap% M-6 Cap% B-1 Cap% B-2 Cap% B-3 Cap% B-4 Cap%
------ -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
        Actual/ Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/   Actual/ Actual/   Actual/
          360     360      360      360      360      360      360      360      360      360       360     360       360
---------------------------------------------------------------------------------------------------------------------------
   91      -       -      13.06    11.90    11.90    11.90    11.90    11.90    11.90    11.90     11.90   11.90     11.90
   92      -       -      13.52    12.29    12.29    12.29    12.29    12.29    12.29    12.29     12.29   12.29     12.29
   93      -       -      13.12    11.89    11.89    11.89    11.89    11.89    11.89    11.89     11.89   11.89     11.89
   94      -       -      13.15    11.88    11.88    11.88    11.88    11.88    11.88    11.88     11.88   11.88     11.88
   95      -       -      13.61    12.28    12.28    12.28    12.28    12.28    12.28    12.28     12.28   12.28     12.28
   96      -       -      13.21    11.88    11.88    11.88    11.88    11.88    11.88    11.88     11.88   11.88     11.88
   97      -       -      13.68    12.27    12.27    12.27    12.27    12.27    12.27    12.27     12.27   12.27     12.27
   98      -       -      13.27    11.87    11.87    11.87    11.87    11.87    11.87    11.87     11.87   11.87     11.87
   99      -       -      13.30    11.86    11.86    11.86    11.86    11.86    11.86    11.86     11.86   11.86     11.86
  100      -       -      14.77    13.13    13.13    13.13    13.13    13.13    13.13    13.13     13.13   13.13     13.13
  101      -       -      13.37    11.85    11.85    11.85    11.85    11.85    11.85    11.85     11.85   11.85     11.85
  102      -       -      13.86    12.25    12.25    12.25    12.25    12.25    12.25    12.25     12.25   12.25       -
  103      -       -      13.45    11.85    11.85    11.85    11.85    11.85    11.85    11.85     11.85   11.85       -
  104      -       -      13.94    12.24    12.24    12.24    12.24    12.24    12.24    12.24     12.24   12.24       -
  105      -       -      13.53    11.84    11.84    11.84    11.84    11.84    11.84    11.84     11.84   11.84       -
  106      -       -      13.57    11.83    11.83    11.83    11.83    11.83    11.83    11.83     11.83   11.83       -
  107      -       -      14.06    12.22    12.22    12.22    12.22    12.22    12.22    12.22     12.22   12.22       -
  108      -       -      13.65    11.82    11.82    11.82    11.82    11.82    11.82    11.82     11.82   11.82       -
  109      -       -      14.16    12.21    12.21    12.21    12.21    12.21    12.21    12.21     12.21   12.21       -
  110      -       -      13.75    11.81    11.81    11.81    11.81    11.81    11.81    11.81     11.81     -         -
  111      -       -      13.79    11.81    11.81    11.81    11.81    11.81    11.81    11.81     11.81     -         -
  112      -       -      15.33    13.07    13.07    13.07    13.07    13.07    13.07    13.07     13.07     -         -
  113      -       -      13.89    11.80    11.80    11.80    11.80    11.80    11.80    11.80     11.80     -         -
  114      -       -      14.41    12.19    12.19    12.19    12.19    12.19    12.19    12.19     12.19     -         -
  115      -       -      14.00    11.79    11.79    11.79    11.79    11.79    11.79    11.79     11.79     -         -
  116      -       -      14.52    12.18    12.18    12.18    12.18    12.18    12.18    12.18     12.18     -         -
  117      -       -      14.11    11.78    11.78    11.78    11.78    11.78    11.78    11.78     11.78     -         -
  118      -       -      14.17    11.78    11.78    11.78    11.78    11.78    11.78    11.78     11.78     -         -
  119      -       -      14.71    12.17    12.17    12.17    12.17    12.17    12.17    12.17     12.17     -         -
  120      -       -      14.29    11.77    11.77    11.77    11.77    11.77    11.77    11.77       -       -         -
  121      -       -      14.84    12.16    12.16    12.16    12.16    12.16    12.16    12.16       -       -         -
  122      -       -      14.42    11.76    11.76    11.76    11.76    11.76    11.76    11.76       -       -         -
  123      -       -      14.49    11.76    11.76    11.76    11.76    11.76    11.76    11.76       -       -         -
  124      -       -      15.57    12.56    12.56    12.56    12.56    12.56    12.56    12.56       -       -         -
  125      -       -      14.63    11.75    11.75    11.75    11.75    11.75    11.75    11.75       -       -         -
  126      -       -      15.20    12.14    12.14    12.14    12.14    12.14    12.14    12.14       -       -         -
  127      -       -      14.78    11.74    11.74    11.74    11.74    11.74    11.74    11.74       -       -         -
  128      -       -      15.36    12.13    12.13    12.13    12.13    12.13    12.13      -         -       -         -
  129      -       -      14.94    11.73    11.73    11.73    11.73    11.73    11.73      -         -       -         -
  130      -       -      15.03    11.73    11.73    11.73    11.73    11.73    11.73      -         -       -         -
  131      -       -      15.62    12.11    12.11    12.11    12.11    12.11    12.11      -         -       -         -
  132      -       -      15.20    11.72    11.72    11.72    11.72    11.72    11.72      -         -       -         -
  133      -       -      15.80    12.10    12.10    12.10    12.10    12.10    12.10      -         -       -         -
  134      -       -      15.38    11.71    11.71    11.71    11.71    11.71    11.71      -         -       -         -
  135      -       -      15.48    11.70    11.70    11.70    11.70    11.70      -        -         -       -         -

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Period A-1 Cap% A-2 Cap% A-3 Cap% M-1 Cap% M-2 Cap% M-3 Cap% M-4 Cap% M-5 Cap% M-6 Cap% B-1 Cap% B-2 Cap% B-3 Cap% B-4 Cap%
------ -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
        Actual/ Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/   Actual/ Actual/   Actual/
          360     360      360      360      360      360      360      360      360      360       360     360       360
---------------------------------------------------------------------------------------------------------------------------
  136      -       -      17.25    12.95    12.95    12.95    12.95    12.95      -        -         -       -         -
  137      -       -      15.68    11.69    11.69    11.69    11.69    11.69      -        -         -       -         -
  138      -       -      16.31    12.08    12.08    12.08    12.08    12.08      -        -         -       -         -
  139      -       -      15.89    11.69    11.69    11.69    11.69    11.69      -        -         -       -         -
  140      -       -      16.53    12.07    12.07    12.07    12.07    12.07      -        -         -       -         -
  141      -       -      16.11    11.68    11.68    11.68    11.68      -        -        -         -       -         -
  142      -       -      16.23    11.67    11.67    11.67    11.67      -        -        -         -       -         -
  143      -       -      16.90    12.06    12.06    12.06    12.06      -        -        -         -       -         -
  144      -       -      16.48    11.66    11.66    11.66    11.66      -        -        -         -       -         -
  145      -       -      17.16    12.05    12.05    12.05    12.05      -        -        -         -       -         -
  146      -       -      16.73    11.65    11.65    11.65    11.65      -        -        -         -       -         -
  147      -       -      16.87    11.65    11.65    11.65      -        -        -        -         -       -         -
  148      -       -      18.83    12.89    12.89    12.89      -        -        -        -         -       -         -
  149      -       -      17.15    11.64    11.64    11.64      -        -        -        -         -       -         -
  150      -       -      17.87    12.02    12.02    12.02      -        -        -        -         -       -         -
  151      -       -      17.45    11.63    11.63    11.63      -        -        -        -         -       -         -
  152      -       -      18.19    12.02    12.02    12.02      -        -        -        -         -       -         -
  153      -       -      17.76    11.62    11.62      -        -        -        -        -         -       -         -
  154      -       -      17.93    11.62    11.62      -        -        -        -        -         -       -         -
  155      -       -      18.70    12.00    12.00      -        -        -        -        -         -       -         -
  156      -       -      18.27    11.61    11.61      -        -        -        -        -         -       -         -
  157      -       -      19.06    11.99    11.99      -        -        -        -        -         -       -         -
  158      -       -      18.63    11.60    11.60      -        -        -        -        -         -       -         -
  159      -       -      18.82    11.60    11.60      -        -        -        -        -         -       -         -
  160      -       -      21.06    12.83      -        -        -        -        -        -         -       -         -
  161      -       -      19.22    11.59      -        -        -        -        -        -         -       -         -
  162      -       -      20.07    11.97      -        -        -        -        -        -         -       -         -
  163      -       -      19.64    11.58      -        -        -        -        -        -         -       -         -
  164      -       -      20.52    11.96      -        -        -        -        -        -         -       -         -
  165      -       -      20.08    11.57      -        -        -        -        -        -         -       -         -
  166      -       -      20.31    11.57      -        -        -        -        -        -         -       -         -
  167      -       -      21.28      -        -        -        -        -        -        -         -       -         -
  168      -       -      21.05      -        -        -        -        -        -        -         -       -         -
  169      -       -      22.25      -        -        -        -        -        -        -         -       -         -
  170      -       -      22.06      -        -        -        -        -        -        -         -       -         -
  171      -       -      22.64      -        -        -        -        -        -        -         -       -         -
  172      -       -      24.86      -        -        -        -        -        -        -         -       -         -
  173      -       -      23.94      -        -        -        -        -        -        -         -       -         -
  174      -       -      25.50      -        -        -        -        -        -        -         -       -         -
  175      -       -      25.49      -        -        -        -        -        -        -         -       -         -
  176      -       -      28.06      -        -        -        -        -        -        -         -       -         -
  177      -       -      28.77      -        -        -        -        -        -        -         -       -         -
  178      -       -      30.15      -        -        -        -        -        -        -         -       -         -
  179      -       -      32.78      -        -        -        -        -        -        -         -       -         -
  180      -       -      33.42      -        -        -        -        -        -        -         -       -         -

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Period A-1 Cap% A-2 Cap% A-3 Cap% M-1 Cap% M-2 Cap% M-3 Cap% M-4 Cap% M-5 Cap% M-6 Cap% B-1 Cap% B-2 Cap% B-3 Cap% B-4 Cap%
------ -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
        Actual/ Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/   Actual/ Actual/   Actual/
          360     360      360      360      360      360      360      360      360      360       360     360       360
---------------------------------------------------------------------------------------------------------------------------
  181      -       -      36.48      -        -        -        -        -        -        -         -       -         -
  182      -       -      37.48      -        -        -        -        -        -        -         -       -         -
  183      -       -      40.02      -        -        -        -        -        -        -         -       -         -
  184      -       -      47.65      -        -        -        -        -        -        -         -       -         -
  185      -       -      46.65      -        -        -        -        -        -        -         -       -         -
  186      -       -      52.78      -        -        -        -        -        -        -         -       -         -
  187      -       -      56.60      -        -        -        -        -        -        -         -       -         -
  188      -       -      65.83      -        -        -        -        -        -        -         -       -         -
  189      -       -      73.18      -        -        -        -        -        -        -         -       -         -
  190      -       -      86.41      -        -        -        -        -        -        -         -       -         -
  191      -       -      109.74     -        -        -        -        -        -        -         -       -         -
  192      -       -      139.00     -        -        -        -        -        -        -         -       -         -
  193      -       -      210.71     -        -        -        -        -        -        -         -       -         -
  194      -       -      393.09     -        -        -        -        -        -        -         -       -         -
  195      -       -        *        -        -        -        -        -        -        -         -       -         -
  196      -       -        -        -        -        -        -        -        -        -         -       -         -

* In period 195, the Class A-3 Certificates have an approximate beginning Class Principal Balance of $5,441 and are paid approximately $155,641 in interest.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

Interest Rate Swap Schedule

Swap Rate: [4.62]%

--------------------------------------------------------------------------------
                                                               Swap Notional
     Period          Start Accrual         End Accrual           Balance $
--------------------------------------------------------------------------------
       1              11/23/2005           12/25/2005         678,846,153.75
       2              12/25/2005            1/25/2006         699,614,542.00
       3               1/25/2006            2/25/2006         719,819,298.29
       4               2/25/2006            3/25/2006         736,661,767.12
       5               3/25/2006            4/25/2006         706,066,900.28
       6               4/25/2006            5/25/2006         676,932,470.92
       7               5/25/2006            6/25/2006         648,859,203.83
       8               6/25/2006            7/25/2006         621,973,381.20
       9               7/25/2006            8/25/2006         596,072,662.07
       10              8/25/2006            9/25/2006         571,089,978.62
       11              9/25/2006           10/25/2006         546,987,048.30
       12             10/25/2006           11/25/2006         523,729,182.07
       13             11/25/2006           12/25/2006         501,301,876.17
       14             12/25/2006            1/25/2007         479,686,523.11
       15              1/25/2007            2/25/2007         458,955,222.78
       16              2/25/2007            3/25/2007         439,103,534.49
       17              3/25/2007            4/25/2007         419,830,544.55
       18              4/25/2007            5/25/2007         401,443,316.54
       19              5/25/2007            6/25/2007         381,817,660.07
       20              6/25/2007            7/25/2007         357,026,483.53
       21              7/25/2007            8/25/2007         311,855,689.62
       22              8/25/2007            9/25/2007         140,094,710.94
       23              9/25/2007           10/25/2007         111,154,504.69
       24             10/25/2007           11/25/2007          93,191,180.61
       25             11/25/2007           12/25/2007          78,032,249.19
       26             12/25/2007            1/25/2008          74,354,204.41
       27              1/25/2008            2/25/2008          71,505,443.71
       28              2/25/2008            3/25/2008          68,766,798.83
       29              3/25/2008            4/25/2008          66,133,915.22
       30              4/25/2008            5/25/2008          63,602,706.77
       31              5/25/2008            6/25/2008          61,007,743.64
       32              6/25/2008            7/25/2008          58,079,518.46
       33              7/25/2008            8/25/2008          47,132,160.62
       34              8/25/2008            9/25/2008          40,823,124.04
       35              9/25/2008           10/25/2008          37,305,125.28
       36             10/25/2008           11/25/2008          35,026,271.98
       37             11/25/2008           12/25/2008          33,440,487.11
       38             12/25/2008            1/25/2009          32,185,844.87
       39              1/25/2009            2/25/2009          31,054,459.44
       40              2/25/2009            3/25/2009          29,962,474.18
       41              3/25/2009            4/25/2009          28,908,535.14
       42              4/25/2009            5/25/2009          27,891,328.21
       43              5/25/2009            6/25/2009          26,909,586.23
       44              6/25/2009            7/25/2009          25,962,084.37
       45              7/25/2009            8/25/2009          25,047,639.23
       46              8/25/2009            9/25/2009          24,165,107.94
       47              9/25/2009           10/25/2009          23,313,386.77
       48             10/25/2009           11/25/2009          22,491,409.75
       49             11/25/2009           12/25/2009          21,698,147.42
       50             12/25/2009            1/25/2010          20,932,605.64
       51              1/25/2010            2/25/2010          20,193,824.33
       52              2/25/2010            3/25/2010          19,480,876.39
       53              3/25/2010            4/25/2010          18,768,476.84
       54              4/25/2010            5/25/2010          18,103,927.62
       55                  -                    -                    -
--------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF THE TOTAL COLLATERAL
----------------------------------------------------------------------------------------------------------------
                                      Statistical Collateral Summary
----------------------------------------------------------------------------------------------------------------
Statistics given below are for the Mortgage Loans in the pool as of the Cut-off
Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans.

                                                           Summary Statistics   Range (if applicable)    Average
                                                           ------------------   ---------------------    -------
Number of Mortgage Loans:                                         3,863

Aggregate Current Principal Balance:                          $700,120,396        $5,403 - $898,000     $181,237

Aggregate Original Principal Balance:                         $701,260,742        $5,450 - $898,000     $181,533

1st Lien:                                                        96.89%
2nd Lien:                                                         3.11%

Fixed Rate Mortgage Loans:                                       13.00%
Adjustable Rate Mortgage Loans:                                  87.00%
Interest Only Mortgage Loans:                                    29.93%

Wtd. Avg. Mortgage Rate:                                         7.599%            4.890% - 13.500

Wtd. Avg. Original Term to Maturity (months):                      356                 60 - 360
Wtd. Avg. Remaining Term to Maturity  (months):                    353                 58 - 359

Wtd. Avg. Margin (ARM Loans Only):                               6.237%            2.000% - 10.400%
Wtd. Avg. Maximum Mortgage Rate (ARM Loans Only):                14.052%           7.700% - 19.450%
Wtd. Avg. Minimum Mortgage Rate (ARM Loans Only):                7.460%            3.250% - 11.950%

Wtd. Avg. Combined Original LTV:                                 79.81%            10.00% - 100.00%

Wtd. Avg. Borrower FICO:                                           627                500 - 816

Owner Occupied:                                                  94.77%

Cashout Refinance:                                               49.61%
Purchase:                                                        45.59%
Rate Term Refinance:                                              4.80%

Full Documentation:                                              46.89%
Limited/Alternate Documentation:                                  2.20%
Stated Documentation:                                            50.91%

Geographic Distribution (Top 5):
                                                         CA            22.94%
                                                         FL            11.36%
                                                         NJ             6.47%
                                                         NY             6.21%
                                                         MD             5.44%
----------------------------------------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

                     FOR ADDITIONAL INFORMATION PLEASE CALL:

--------------------------------------------------------------------------------
                                 Morgan Stanley
--------------------------------------------------------------------------------

    Asset Backed Finance
    --------------------

    Valerie Kay                                    212-761-2162

    Forchi Chen                                    212-761-2154

    Emily Garrison                                 212-761-4251

    ABS Syndicate & Trading
    -----------------------

    Rick Onkey                                     212-761-2122

    Vanessa Vanacker                               212-761-2016

    Dimitri Kavour                                 212-761-1997

    Nicole Limberg                                 212-761-2084

    Josh Hollander                                 212-761-7373

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Rating Agency Contacts
--------------------------------------------------------------------------------

    Standard & Poor's
    -----------------

    Frank Bruzese                                  212-438-1809

    Moody's
    -------

    Joseph Grohotolski                             212-553-4619

    James Zhiqin Huang                             212-553-2935

    Fitch Ratings
    -------------

    Wen Hsu                                        212-908-0633

--------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 October 24, 2005
Securitized Products Group         [Morgan Stanley Logo]
--------------------------------------------------------------------------------

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